Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.crawfordinvestmentfunds.com/resources. You can also get this information at no cost by calling
(800) 431-1716 or by sending a written request to Crawford Dividend Yield Fund, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio, 45246-0707. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2017.

Investment Objective

The investment objective of the Crawford Dividend Yield Fund (the “Fund”) is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000 Value® Index. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	2.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.37%
Fee Waiver/Expense Reimbursement[1]	(2.36)%
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.01%
[1]

The Fund’s Advisor has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% through April 30, 2018. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Advisor in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$103	$815	$1,551	$3,498

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Expense Example, above, affect the Fund’s performance. The Fund’s portfolio turnover rate for its most recent fiscal year was 43%.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. and foreign companies that have above-average current dividend yields (in comparison to the companies included in the Russell 1000 Value® Index). A stock’s dividend yield is expressed as an annual percentage and is calculated as the company’s annual cash dividend per share divided by the current price of the stock. Crawford Investment Counsel, Inc. (the “Advisor”), manages the Fund by investing primarily in companies with market capitalizations of $1 billion or more at the time of purchase. The Fund may also invest in equity real estate investment trusts (“REITs”). The Advisor believes it can produce competitive returns by investing in companies with above-average dividend yields where the Advisor believes the risk of a dividend cut is unlikely or already anticipated by the market. The Advisor utilizes a bottom-up, value-oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the dividend appears to be supported by the company’s cash flow, balance sheet, and earnings.

The Advisor believes that, by focusing on companies that appear to have consistent earnings, adequate cash flow generation and supportive balance sheets, the Fund’s portfolio companies will tend to be less volatile than the Russell 1000 Value® Index. The Advisor also believes that the above-average dividend yields of the Fund’s portfolio companies could lead to less stock price volatility than experienced by other companies of a similar size because a larger portion of total return can be provided by the dividend income.

CRAWFORD DIVIDEND YIELD FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

The Fund will not invest more than 5% of its assets in any one issuer, measured at the time of purchase. Certain economic sectors may be overweighted compared to others because the Advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the S&P 500® Index or two times the weighting of that sector in the Index, whichever is greater, measured at the time of purchase. The Advisor generally strives for below-average turnover with a preference for purchasing securities for the long-term.

Under normal circumstances the Fund will invest at least 80% of its assets in securities of companies that pay or are expected to pay regular dividends. The Fund may invest in securities issued by foreign companies directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts.

The Fund may sell a security when the Advisor believes that the company’s fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued in the opinion of the Advisor. The Fund also may sell a security when the Advisor believes that a better investment opportunity is present.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.
•

Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends

•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•

Small and Mid-Cap Risk. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in lower volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger companies.

•

Management Risk. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment objectives. The Advisor’s investment strategy may fail to produce the intended results and the Fund may fail to meet its investment objective.

•

Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

•

ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holders to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be illiquid.

•

REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

•	Sector Risk. To the extent that the Fund focuses in one or more industries or sectors, factors negatively affecting those industries or sectors could cause significant losses to the Fund.

CRAWFORD DIVIDEND YIELD FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Year-by-Year Total Return as of December 31st

Best Quarter:	1st Quarter, 2016, 6.70%
Worst Quarter:	3rd Quarter, 2015, (7.70)%

Average Annual Total Returns (for periods ending December 31, 2016)

Class I1	One Year	Since Inception (11/14/14)
Return Before Taxes	14.01%	5.32%
Return After Taxes on Distributions	12.61%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	7.89%	3.71%
Russell 1000 Value® Index (reflects no deduction for fees, expenses, or taxes)	17.34%	6.62%

[1]	Prior to April 30, 2017, the Fund also offered Class C shares. All performance shown represents Class I share performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

CRAWFORD DIVIDEND YIELD FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Crawford Dividend Yield Fund

c/o: Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, OH 45246-0707

Portfolio Management

Investment Advisor

Crawford Investment Counsel, Inc.

Portfolio Manager

•	John H. Crawford, IV, CFA – Director of Equity Investments and Portfolio Manager for the Fund since its inception in November 2014.

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I - $10,000 for all account types

There is no minimum amount for subsequent investments.

To Place Buy or Sell Orders

By Mail:	Crawford Dividend Yield Fund c/o: Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 By Phone: (800) 431-1716

You may sell or redeem shares directly through the Fund or through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD DIVIDEND YIELD FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339